Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 5
Dated as of February 2, 2021
to
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of August 28, 2019
THIS AMENDMENT NO. 5 (this “Amendment”) is made as of February 2, 2021 (the “Effective Date”) by and among (i) Hillenbrand, Inc. (the “Company”), (ii) the parties identified as Subsidiary Borrowers on the signature pages hereof (each a “Subsidiary Borrower” and, collectively with the Company, the “Borrowers”), (iii) the Lenders party hereto (the “Lenders”) and (iv) JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Third Amended and Restated Credit Agreement dated as of August 28, 2019 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders agree to make certain modifications to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendment to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below the Credit Agreement is hereby amended as follows (the Credit Agreement as so amended, the “Amended Credit Agreement”):
(a)    Section 4.03 of the Credit Agreement is amended to restate clause (c) thereof in its entirety as follows:
“(c)    At the time of and immediately after giving effect to the making of a Loan on the date of such Borrowing (including the application of proceeds thereof), the aggregate amount of unrestricted and unencumbered cash and cash equivalents of the Company and its Subsidiaries shall not exceed (i) for the period from and after February 2, 2021 through and including June 30, 2021, $500,000,000 and (ii) for the period from and after July 1, 2021, $350,000,000; provided that such amount may be exceeded to the extent that the Company will require such excess amount to effect acquisitions or other investments or make other payments in respect of other general corporate purposes, in each case within ten (10) Business Days after the date such Loan is made.”

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2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:
(a)The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent.
(b)The Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors.
(c)The Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in accordance with the Loan Documents.
3.Representations and Warranties of the Borrowers. Each Borrower for itself hereby represents and warrants as follows:
(a)This Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Amended Credit Agreement are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects) (except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct as of such earlier date).
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.
(b)Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment shall be a Loan Document.

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5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
HILLENBRAND, INC.,
as the Company
By /s/ Theodore S. Haddad, Jr.
    Name: Theodore S. Haddad, Jr.
    Title: Vice President and Treasurer

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

Hillenbrand Luxembourg S.À R.L.,
as a Subsidiary Borrower
By /s/ Theodore S. Haddad, Jr.
    Name: Theodore S. Haddad, Jr.
    Title: Category A. Manager

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

COPERION K-Tron (Schweiz) GmbH,
as a Subsidiary Borrower
By /s/ Theodore S. Haddad, Jr.
    Name: Theodore S. Haddad, Jr.
    Title: Authorized Signatory

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

Hillenbrand Switzerland GmbH,
as a Subsidiary Borrower

By /s/ Theodore S. Haddad, Jr.
    Name:     Theodore S. Haddad, Jr.
    Title:     Chairman of the Board of Managing Officers

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

Batesville Canada Ltd.,
as a Subsidiary Borrower
By /s/ Theodore S. Haddad, Jr.
    Name: Theodore S. Haddad, Jr.
    Title: Treasurer

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

Jeffrey Rader Canada Company,
as a Subsidiary Borrower

By /s/ Theodore S. Haddad, Jr.
    Name: Theodore S. Haddad, Jr.
    Title: Assistant Treasurer

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

Rotex Europe Ltd,
as a Subsidiary Borrower

By /s/ Theodore S. Haddad, Jr.
    Name: Theodore S. Haddad, Jr.
    Title: Authorized Signatory

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

COPERION GMBH,
as a Subsidiary Borrower

By /s/ Kimberly Karen Ryan
    Name: Kimberly Karen Ryan
    Title: Managing Director

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

HILLENBRAND GERMANY HOLDING GMBH,
as a Subsidiary Borrower

By /s/ Kimberly Karen Ryan
    Name: Kimberly Karen Ryan
    Title: Managing Director

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By /s/ Christopher A. Salek
Name: Christopher A. Salek
Title: Vice President

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By /s/ James M. Stehlik
Name: James M. Stehlik
Title: Senior Vice President

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

CITIZENS BANK, N.A., as a Lender

By /s/ Lawrence E. Ridgway
Lawrence E. Ridgway
Senior Vice President

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

BMO HARRIS FINANCING, INC., as a Lender

By	/s/ Betsy Phillips
Name: Betsy Phillips
Title: Director

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By	/s/ Shaun Kleinman
Name: Shaun Kleinman
Title: Senior Vice President

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Derek Jones
Name: Derek Jones
Title: Vice President

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Terrence Ward
Name: Terrence Ward
Title: Senior Vice President

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By	/s/ Jun Ashley
Name: Jun Ashley
Title: Director

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

TRUIST BANK (formerly known as Branch Banking and Trust Company), as a Lender

By	/s/ J. Carlos Navarette
Name: J. Carlos Navarette
Title: Director

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By	/s/ John W. Deegan
Name: John W. Deegan
Title: Director

By	/s/ Thomas J. Devitt
Name: Thomas J. Devitt
Title: Director

Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

FIFTH THIRD BANK, NATIONAL ASSOCIATION as a Lender

By	/s/ J. David Izard
Name: J. David Izard
Title: Senior Vice President
Signature Page to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 5 to the Third Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of August 28, 2019, by and among Hillenbrand, Inc. (the “Company”), the Subsidiary Borrowers (collectively with the Company, the “Borrowers”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 5 is dated as of February 2, 2021 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the abovereferenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
        This Consent and Reaffirmation shall be construed in accordance with and governed by the law of the State of New York. This Consent and Reaffirmation may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent and Reaffirmation by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Consent and Reaffirmation.

Dated February 2, 2021

[Signature Page Follows]

    IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

BATESVILLE SERVICES, INC.		BATESVILLE CASKET COMPANY, INC.

By:	/s/ Theodore S. Haddad, Jr.	By:	/s/ Theodore S. Haddad, Jr.
	Name: Theodore S. Haddad, Jr.		Name: Theodore S. Haddad, Jr.
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

MILACRON PLASTICS TECHNOLOGIES GROUP LLC		PROCESS EQUIPMENT GROUP, INC.

By:	/s/ Theodore S. Haddad, Jr.	By:	/s/ Theodore S. Haddad, Jr.
	Name: Theodore S. Haddad, Jr.		Name: Theodore S. Haddad, Jr.
	Title: Treasurer		Title: Treasurer

K-TRON INVESTMENT CO.		MILACRON MARKETING COMPANY LLC

By:	/s/ Theodore S. Haddad, Jr.	By:	/s/ Theodore S. Haddad, Jr.
	Name: Theodore S. Haddad, Jr.		Name: Theodore S. Haddad, Jr.
	Title: Assistant Treasurer		Title: Treasurer

MILACRON LLC		HILLENBRAND LUXEMBOURG, INC.

By:	/s/ Theodore S. Haddad, Jr.	By:	/s/ Theodore S. Haddad, Jr.
	Name: Theodore S. Haddad, Jr.		Name: Theodore S. Haddad, Jr.
	Title: Treasurer		Title: Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 5 to
Third Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)